8. PROVISION FOR INCOME TAXES	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
NOTE 8 - PROVISION FOR INCOME TAXES

Temporary differences that give rise to significant deferred tax assets are as follows:

	December 31,
	2012	2011
Start-up costs	$21,786	$21,786
Net operating loss carryforward	1,064,457	466,803
Valuation allowance	(1,086,243)	(488,589)
Net deferred tax asset	$-	$-

As of December 31, 2012 and 2011, the Company had a deferred tax asset of $21,786 related to start-up costs which are amortizable for tax purposes.  The Company also had a deferred tax asset related to net operating loss carryforwards of $2,697,399 and $ 1,213,284 that expire through 2032 as of December 31, 2012 and 2011, respectively.

The Company has provided a full valuation allowance for deferred tax assets since, based on the weight of available evidence, it is more likely than not that these benefits will not be realized. During 2012, the Company increased its valuation allowance by $597,654 due to the continued likelihood that realization of any future benefit from deductible temporary differences and net operating loss carryforwards cannot be sufficiently assured at December 31, 2012.

The primary factors affecting the Company’s income tax rate for the years ended December 31, 2012 and 2011 are as follows:

	2012	2011
Tax benefit at U.S. statutory rate	(34.0)%	(34.0)%
State tax benefit	(6.3)%	(6.3)%
Valuation allowance	40.3%	40.3%
	0.0%	0.0%

The Company applies the provisions of ASC 740-10, Income Taxes, (originally issued as FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes).  The Company has not recognized any liability for unrecognized tax benefits and does not believe there is any uncertainty with respect to its tax position.  The Company’s policy with respect to unrecognized tax benefits is to recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses.